UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 19, 2004

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 5.   Other Events and Regulation FD Disclosure

On April 19, 2004, McDonald’s Corporation (the “Company”) issued two press releases announcing (1) the death of Jim Cantalupo, its Chairman and CEO, and (2) the election by the Board of Directors of Charlie Bell as President and CEO and Andrew J. McKenna as Non-Executive Chairman. The press releases are furnished as Exhibits 99.1 and 99.2 and attached hereto.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: April 19, 2004	By:	/s/ Denise A. Horne

Denise A. Horne
Assistant Secretary

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Exhibit Index

Exhibit No.

99.1	McDonald's News Release dated April 19, 2004:
McDonald's Chairman and CEO Jim Cantalupo Passes Away
99.2	McDonald’s News Release dated April 19, 2004:
McDonald's Board of Directors Elects Charlie Bell President and CEO; Andrew J. McKenna Elected Non-Executive Chairman

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